Supplement dated October 12, 2016, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company or Allstate Life Insurance Company of New York.

By supplement dated August 1, 2016, we notified you that the merger of the following Acquired Fund into the Acquiring Fund as noted below, was deferred until further notice.

The merger is now scheduled to be effective on or about the close of business on November 18, 2016 (“Merger Date”).  All references to the Acquired Fund in your Annuity prospectus should be disregarded.

Acquired Fund	Acquiring Fund
Putnam VT Voyager Fund – Class IB	Putnam VT Growth Opportunities Fund – Class IB

Allocations to the Acquired Fund may be made until November 16, 2016.  On the Merger Date, the Acquired Fund will no longer be available under your annuity contract, and any Contract Value allocated to the Acquired Fund will be transferred, as of the Merger Date, to the Acquiring Fund.

Please note that you have the ability to transfer out of the Acquired Fund any time prior to the Merger Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract.  Also, for a period of 60 days after the Merger Date, any Contract Value that was transferred to the Acquiring Fund as the result of the merger can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any Fund into which you make your transfer will be subject to the transfer limitations described in your prospectus.  Please refer to your prospectus for detailed information about investment options.

After the Merger Date, the Acquired Fund will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Acquired Fund will be deemed instruction for the Acquiring Fund.  This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Merger Date.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

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